SECURITIES AND  EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): September 6, 1996

                           Princeton Media Group, Inc.
             (Exact name of registrant as specified in its charter)

            Ontario, Canada                    0-16355            98-0082860
        (State or other jurisdiction        (Commission        (I.R.S. Employer
       incorporation or organization)       File Number)     Identification No.)

            214 Brazilian Ave., Suite 300, Palm Beach, Florida 33480
              (Address of principal executive offices)   (Zip Code)

                                 (561) 659-0121
              (Registrant's telephone number, including area code)


                               DeNovo Corporation
          (Former name or former address, if changed since last report)





Item 2. Acquisition or Disposition of Assets.

      On September 6, 1996, the Registrant's wholly-owned subsidiary, Firestone Publishing, Inc. ("Firestone"), completed the purchase of substantially all the assets of Dugent Publishing Corp., a Florida corporation ("Dugent" or the "Seller") which publishes four lifestyle magazines. Firestone paid
$1,000,000 toward the purchase on July 18, 1996, and completed the purchase on September 6, 1996 by paying an additional $2,023,054.79 and executing and delivering a secured promissory note in the amount of $4,000,000. The purchased assets consist of intellectual property including trademarks, fixed assets, and contract rights. Additionally, net cash flow from operations of Dugent from July 18, 1996 through September 6, 1996 was segregated in the accounting records and included in the purchase of assets, as was the taxable income of Dugent for that period. The $4,000,000 note will accrue interest at prime plus 2% from the date of the note for one year, at which time accrued interest will be added to principal and the balance will be amortized over 48 months. Payment pursuant to the note is secured with a lien on the acquired assets.

      The Seller was in the business of publishing, printing and selling four periodical magazines. The Registrant, through its subsidiary, Firestone, is continuing such use of the acquired assets.

      The total consideration paid for the purchased assets was determined with reference to the Seller's income statements for the past three years. There was no prior relationship between any of the Seller and its affiliates, on the one hand, and the Registrant and any of its affiliates, officers and directors, or any associate of any officer or director, on the other hand.

      The Registrant obtained the funds used to capitalize Firestone, for
purposes of making the first payment, through a short-term line of credit.   The
funds for the second payment were obtained by the Registrant by way of sale of convertible preferred stock pursuant to Regulation S, as well as an additional short-term line of credit.

Item 7.  Financial Statements and Exhibits.

This Amendment is being filed in order to provide the financial statements and pro forma financial information included herein.
                                                          Pages

a) Financial Statements of Business Acquired
   Audited Financial Statements
         Report of Independent Accountants                3
         Financial Statements
           Balance Sheets                                 4
           Income Statements                              5
           Statement of Changes in Retained Earnings      6
           Statements of Cash Flows                       7
           Notes to Financial Statements                  8-10


b) Pro Forma Financial Information                       11

    Princeton Media Group, Inc,.
    Unaudited Pro Forma Condensed Consolidated
     Statement of Operations,
     For the Year Ended December 31, 1995                12

    Princeton Media Group Inc.
    Unaudited Pro Forma Condensed Consolidated
     Income Statement
     For the Eight Months Ended August 31, 1996          13

As the acquisition has been reported in the consolidated balance sheet of the Registrant as of September 30, 1996, on Form 10-QSB, a pro forma consolidated balance sheet is not presented in this filing.


The following exhibits are filed as a part of this report:

(c) Exhibits.

2.1 Asset Purchase Agreement dated Sept. 6, 1996, previously filed as an Exhibit to Registrant's Form 8-K dated Sept. 6, 1996, filed Sept. 10, 1996, and incorporated herein by reference.

                                      Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Princeton Media Group, Inc.
                                                 Registrant

                                                /S/ James J. McNamara
Date: November 18, 1996                         By: James J. McNamara
                                                Chairman of the Board


                        Report of Independent Accountants

To the Board of Directors and
Shareholders of Princeton Media Group, Inc.


       We have audited the accompanying balance sheets of Dugent Publishing Corporation (referred to as the "Acquired Business") as of December 31, 1995 and 1994, and the related statements of income, changes in retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express our opinion on these financial statements based on our audit.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides reasonable basis for our opinion.

       In our opinion, the financial statements referred to above present fairly, in all material respects, the balance sheet of the Acquired Business of December 31, 1995 and 1994, and the results of operations and cash flows for the years then ended in conformity with generally accepted accounting principles.

/S/ Holyfield Associates P.A.
HOLYFIELD ASSOCIATES P.A.

West Palm Beach, Florida
October 18, 1996



                                Acquired Business

                                 Balance Sheets

                           December 31, 1995 and 1994


Assets

                                             1995               1994
Current Assets
 Cash                                $     509,819      $      446,788
 Accounts receivable, net                  782,979             463,734
 Inventory                                 577,446             525,949
 Other current assets                            -               3,183

   Total current assets                  1,870,224           1,439,654

Property and equipment, net                 28,336               5,812
Other Assets                                46,869              41,692

Total Assets                         $   1,945,449      $    1,487,158


                          Liabilities and Shareholders' Equity

Current liabilities:
 Accounts payable                    $     417,461      $      391,844
 Current portion of long-term debt         248,443             255,592
 Deferred revenue                          206,255             178,495

   Total current liabilities               872,159             825,931

Long-term debt                                   -             248,443


Shareholders' equity
 Capital Stock, no par value,
  200 shares authorized, 143 shares
  issued and outstanding                       200                 200
 Retained earnings                       1,073,090             412,584

     Total shareholders' equity          1,073,290             412,784

Total liabilities and
shareholders' equity                 $   1,945,449       $   1,487,158

                 See accompanying notes to financial statements.



                                Acquired Business

                                Income Statements

                 For the Years Ended December 31, 1995 and 1994




                                                1995                  1994

Revenues:
Publication sales                   $      8,102,508      $      7,745,524

Cost of Sales:
Production Costs                           4,945,098             4,967,455

  Gross Profit                             3,157,410             2,778,069


Expenses:
Selling, general and
 administrative expenses                   1,174,082             1,147,682
Depreciation                                  22,824                19,256

  Total                                    1,196,906             1,166,938

  Net income                        $      1,960,504      $      1,611,131



                 See accompanying notes to financial statements.



                                Acquired Business

                    Statement of Changes in Retained Earnings

                 For the Years Ended December 31, 1995 and 1994



Retained earnings - December 31, 1993                  $     (431,180)

Net income                                                  1,611,131

Dividends paid                                               (767,367)

Retained earnings - December 31, 1994                         412,584

Net income                                                  1,960,504

Dividends paid                                             (1,299,998)

Retained earnings - December 31, 1995                   $   1,073,090


                 See accompanying notes to financial statements.



                                Acquired Business

                            Statements of Cash Flows

                  For the Year Ended December 31, 1995 and 1994


Operating Activities                                  1995           1994
Net income                                   $   1,960,504    $  1,611,131
Adjustments to reconcile net
income to net cash provided
by operating activities:
Depreciation and amortization                       22,824          19,256
Changes in assets and liabilities:
 Accounts receivable                              (319,245)        (55,787)
 Inventory                                         (48,314)       (145,091)
 Other assets                                       (5,177)        (37,292)
 Accounts payable                                   25,617          13,362
 Current portion of long-term debt                  (7,149)          7,909
 Deferred revenue                                   27,760               -

Net cash provided by operating activities        1,656,820       1,413,488

Investing activities
Purchase of equipment                              (45,348)        (15,383)

Net cash used in investing activities              (45,348)        (15,383)

Financing activities
Decreases in long-term debt                       (248,443)       (255,592)
Dividends paid                                  (1,299,998)     (1,106,167)

Net cash used in financing activities           (1,548,441)     (1,361,759)

Increase in cash                                    63,031          36,346

Cash at the beginning of the year                  446,788         410,903

Cash at the end of the year                  $     509,819    $    447,249

Supplemental information:

Interest Paid                                $      36,862    $     42,712

Income Taxes Paid                                     None            None

                 See accompanying notes to financial statements.




                                Acquired Business

                          Notes to Financial Statements

1.  Significant Accounting Policies
Acquired Business

On September 6, 1996, Firestone Publishing Inc., a wholly-owned subsidiary of Princeton Media Group Inc. (formerly DeNovo Corporation which changed its name on October 29, 1996), acquired certain assets (property and equipment, trademarks, and contract rights) of Dugent Publishing Corporation ("DPC") for $3 million in cash and a $4 million note given to the seller. DPC was engaged in publishing special interest magazines.

Inventory

Inventory, consisting of paper used in the production of DPC's publications, is valued at the lower of cost (on a FIFO basis) or market.

Property and Equipment

Machinery, furniture and equipment are stated at cost less accumulated depreciation. Depreciation is provided at rates based on the estimated useful lives using the straight-line method. Expenditures for maintenance and repairs are charged to expense as incurred; replacements and major improvements are capitalized.

Revenue Recognition

Sales of magazines (net of estimated returns) are recorded when each issue goes on sale. The sale of magazine subscriptions are recorded as unearned revenue at the gross subscription price at the time the order and payment are received. Subscription revenue is then recognized over the term of the subscription.

Income Taxes

DPC elected to be treated as a small business under Subchapter S of the Internal Revenue Code of 1986. Accordingly, all taxes are assessed at the shareholder level and there is no provision for taxes in the historical financial statements.

Use of Estimates

Management of DPC has made estimates and assumptions in the preparation of the financial statements in conformity with generally accepted accounting principles that affect the reported amounts of assets and liabilities and disclosures at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Advertising Costs

The costs of advertising are expensed as incurred. For the years ended December 31, 1995 and 1994, advertising costs included in selling, general and administrative expenses were $17,022 and $4,290 respectively.

                                Acquired Business

                          Notes to Financial Statements


2.  Accounts Receivable

Accounts receivable are recorded net of returns, credits, and allowances as follows:

                                                  December 31
                                            1995                 1994

        Accounts receivable             $ 2,871,665           $ 1,550,844
        Estimated returns and credits    (2,088,686)           (1,087,110)

        Accounts receivable, net        $   782,979           $   463,734


3.  Property and Equipment

Property and equipment consist
 of the following:                                    December 31
                                               1995                  1994

      Equipment, furniture and fixtures $   145,537           $   100,189

      Less accumulated depreciation         117,201                94,377

                                        $    28,336           $     5,812

DPC is depreciating machinery and equipment over seven years and furniture and fixtures over five years.

4.  Leases

DPC occupies a facility under a long-term lease. The lease is renewable and provides for the payment of real estate taxes and certain other occupancy expenses with escalations based on changes in the Consumer Price Index. Minimum rental commitments under the noncancelable operating lease at December 31, 1995 is as follows:


         Year ending December 31                       Total
                1996                                $  57,872
                1997                                   57,872
                1998                                   57,872
                1999                                   57,872
                2000                                   38,581

                                                    $ 270,069

Rental expense was $47,679 in 1995 and $59,538 in 1994.

                                Acquired Business

                          Notes to Financial Statements

5.  Long-term debt

Long-term debt consists of the following:

                                                      December 31
                                                     1995        1994

Payable to former stockholder
 for stock purchase                              $164,443    $276,035
Loan from distributor bearing interest
 at prime plus 2%                                  84,000     228,000
 Total                                            248,443     504,035

Less amounts due within one year                  248,443     255,592

  Long-term portion                              $      -    $248,443

These obligations were paid in full in 1996.

6.  Concentration of Credit Risk for Cash Held in Bank

The Company maintains cash balances in excess of the FDIC insurance limit. At December 31, 1995, the uninsured cash balances were approximately $300,000. The Company believes it mitigates the risk of loss by depositing its cash in major banks. The Company routinely assesses the financial strength of its customers and does not anticipate incurring losses in excess of established allowances.

7.  Employee Benefits

The Company maintains an employee benefit plan under Section 401 - K of the Internal Revenue Code. Eligible employees may contribute either 5% or 10% of their compensation into the plan and the Company will match 5% of their compensation. During 1995 and 1994 the Company contributed $23,776 and $13,112, respectively in matching funds to the plan.


Item 7(b) Pro Forma Financial Information


On September 6, 1996, Princeton Media Group, Inc. (DeNovo Corporation until a name change on October 29, 1996) acquired certain assets, and assumed no liabilities, of Dugent Publishing Corporation ("DPC").

The accompanying unaudited pro forma consolidated income statement for the year ended December 31, 1995 combines the historical consolidated income statement of Princeton Media Group Inc. and the income statement of DPC as if the acquisition had occurred on January 1, 1995.

The accompanying unaudited pro forma consolidated condensed income statement for the eight months ended August 31, 1996 combines the historical consolidated income of Princeton Media Group, Inc. and the income statement of DPC as if the acquisition had occurred on January 1, 1996.

A pro forma consolidated balance sheet is not presented in this filing as the effect of the acquisition is already reflected in the consolidated balance sheet of Princeton Media Group, Inc. and Subsidiaries as of September 30, 1996 in Form 10-QSB.

The unaudited pro forma consolidated statements are not intended to reflect the results of operations which would have actually resulted had the acquisition been effective on the dates indicated or the results of operations which may be obtained in the future.

Adjustments in both pro forma statements are as follows:

     (a) To reflect pro forma depreciation on assets of $75,000 on a straight-line basis over five years.

     (b) To reflect pro forma amortization on intangible assets of $6,247,997 on a straight-line basis over fifteen years.

     (c) To reflect interest expense on a $4 million note at "prime plus 2%." The prime interest rate was 8-1/2 % from January 1st through February 1, 1995, 9% through July 7, 1995, 8-3/4 % through December 20, 1995, and 8-1/2 % from December 20, 1995 through August 31, 1996.

     (d) To reflect federal and state income tax expense, net of federal benefit for deduction of state income tax expense.




                                            Princeton Media Group, Inc. and Subsidiaries

                                Unaudited Pro Forma Condensed Consolidated Statement of Operations

                                               For the Year Ended December 31, 1995

                                  Princeton                      Pro Forma
                                  Media            Acquired      Adjustments      Pro Forma
                                  Group Inc.       Business       Dr. (Cr.)    Consolidated

Revenues                       $     482,847   $  8,102,508     $          -   $  8,585,355

Cost of sales                        517,168      4,945,098                       5,462,266
Inventory writedown                   99,149              -                -         99,149

  Gross profit (loss)               (133,470)     3,157,410                -      3,023,940

Expenses:
Selling, general and
 administrative expenses           1,405,591      1,174,082                -      2,579,673
Acquisition and consulting
 expenses                          1,873,750              -                -      1,873,750
Depreciation                          43,854         22,824     (a)   (7,824)        58,854
Amortization of trademarks
 and copyrights                            -              -     (b)  178,514        178,514
 Total                             3,323,195      1,196,906          170,690      4,690,791

Income (loss) from operations     (3,456,665)     1,960,504         (170,690)    (1,666,851)

Loss on disposal of assets            67,735                                         67,735
Interest and other, net               49,089              -     (c)  428,603        477,692
Net Income (loss)                 (3,573,489)     1,960,504         (599,293)    (2,212,278)

Pro forma provision for
 income taxes                               -                   (d)  423,587        423,587

Pro forma net income (loss)    $  (3,573,489)  $  1,960,504     $ (1,022,880)  $ (2,635,865)

Pro forma net income
 (loss) per share              $       (1.07)                                  $      (0.78)

Weighted average number
 of shares outstanding             3,393,849                                      3,393,849



                                     See accompanying notes to pro forma financial statements.

                                           Princeton Media Group, Inc. and Subsidiaries

                                    Unaudited Pro Forma Condensed Consolidated Income Statement

                                            For the Eight Months Ended August 31, 1996


                                  Princeton                        Pro Forma
                                      Media        Acquired      Adjustments       Pro Forma
                                  Group Inc.     Businesses        Dr. (Cr.)    Consolidated
Revenues                      $    3,699,455   $  7,336,828      $         -     $11,036,283

Cost of sales                      1,878,802      5,053,828                -       6,932,630

  Gross profit                     1,820,653      2,283,000                -       4,103,653

Expenses:
Selling, general and
 administrative expenses           1,409,608        876,294                -       2,285,902
Depreciation                               -              -      (a)  10,000          10,000
Amortization of trademarks
 and copyrights                            -                     (b) 119,009         119,009
 Total                             1,409,608        876,294          129,009       2,414,911

Income (loss) from operations        411,045      1,406,706         (129,009)      1,688,742

Gain on disposition of
 subsidiary                          415,257                                         415,257
Interest expense                    (525,676)             -      (c)(274,180)       (799,856)

Net Income (loss)                    300,626      1,406,706         (403,189)      1,304,143

Pro forma provision for
 income taxes                              -                     (d)(265,802)       (265,802)

Pro forma net income (loss)   $      300,626   $  1,406,706      $  (668,991)   $  1,038,341

Pro forma net income
  per share                   $          .76                                    $       2.61

Weighted average number
 of shares outstanding               396,246                                         396,246



                                     See accompanying notes to pro forma financial statements.